UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2004

ID-CONFIRM, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

0-50489
(Commission File Number)

98-0222930
(I.R.S. Employer Identification Number)

Suite 400, 1800 Boulder Street, Denver, Colorado 80211-6400
(Address of principal executive offices, including zip code)

(303) 458-5727
(Registrant's telephone Number, including area code)

Fidelity Capital Concepts Limited
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On December 29, 2004, we changed our name from "Fidelity Capital Concepts Limited" to "ID-Confirm, Inc". The name change was recorded by the Nevada Secretary of State on December 29, 2004 and took effect with the Non-NASDAQ Over-the-Counter Bulletin Board at the opening for trading on January 4, 2005 under the new stock symbol "IDCO". The Corporation's new CUSIP number is 44936E 10 6.

2

Item 9.01. Financial Statements and Exhibits.

3.1 Certificate of Amendment.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ID-CONFIRM, INC.

Per: /s/ Ronald Baird
Ronald Baird
President